________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                _______________

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      December 10, 2001 (December 7, 2001)

                                _______________

                           JUPITER MEDIA METRIX, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

               000-25943                       11-3374729
      (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)

      21 ASTOR PLACE, 6TH FLOOR,                 10003
         NEW YORK, NEW YORK                    (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 780-6060
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                      N.A.
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

________________________________________________________________________________
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ITEM 5.  OTHER EVENTS.

        On December 7, 2001, Jupiter Media Metrix, Inc. ("Jupiter Media Metrix") issued a joint press release with NetRatings, Inc. ("NetRatings"), announcing that they have received a second request for additional information pertaining to the pending acquisition of Jupiter Media Metrix by NetRatings from the Federal Trade Commission. A copy of the joint press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits.

Exhibit No.
-----------

99.1 Joint Press Release, dated December 7, 2001 (incorporated by reference to the Company's Rule 425 filing, dated December 10, 2001).
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           JUPITER MEDIA METRIX, INC.
                           -----------------------------------
                          (Registrant)




                           By:     /s/ Robert Becker
                           Name:  Robert Becker
                           Title:  Chief Executive Officer





Dated: December 10, 2001
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EXHIBIT NO.     EXHIBIT INDEX
----------      ------------
99.1 Joint Press Release, dated December 7, 2001 (incorporated by reference to the Company's Rule 425 filing, dated December 10,
               2001).